Vanguard Pennsylvania Tax-Exempt Funds
Prospectus

March 29, 2010 (revised April 22, 2010)

Investor Shares & Admiral™ Shares
Vanguard Pennsylvania Tax-Exempt Money Market Fund Investor Shares (VPTXX)
Vanguard Pennsylvania Long-Term Tax-Exempt Fund Investor Shares (VPAIX)
Vanguard Pennsylvania Long-Term Tax-Exempt Fund Admiral Shares (VPALX)

This prospectus contains financial data for the Funds through the fiscal year ended November 30, 2009.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Investing With Vanguard	30
Pennsylvania Tax-Exempt Money Market Fund	1	Purchasing Shares	30
Pennsylvania Long-Term Tax-Exempt Fund	5	Converting Shares	33
Investing in Tax-Exempt Funds	10	Redeeming Shares	34
More on the Funds	11	Exchanging Shares	38
The Funds and Vanguard	20	Frequent-Trading Limits	38
Investment Advisor	21	Other Rules You Should Know	40
Dividends, Capital Gains, and Taxes	22	Fund and Account Updates	44
Share Price	24	Contacting Vanguard	46
Financial Highlights	26	Additional Information	47
		Glossary of Investment Terms	48

Vanguard Pennsylvania Tax-Exempt Money Market Fund

Investment Objective

The Fund seeks to provide current income that is exempt from both federal and Pennsylvania personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for Pennsylvania residents only.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses[1]	0.17%

1 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Primary Investment Policies

The Fund invests at least 80% of its assets in a variety of high-quality, short-term Pennsylvania municipal securities whose income is exempt from federal and Pennsylvania taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized statistical rating organizations (NRSROs) (or by one, if only one NRSRO has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. The Fund invests in securities with effective maturities of 397 days or less and maintains a dollar-weighted average maturity of 90 days or less.

Primary Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund’s performance could be hurt by:

• State-specific risk, which is the chance that developments in Pennsylvania will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, it is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Pennsylvania municipal market.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund, because it invests primarily in securities that are considered to be of high quality.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a comparative benchmark. Returns for the Pennsylvania Tax-Exempt Money Market Funds Average are derived from data provided by Lipper Inc. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.03% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.03% (quarter ended December 31, 2009).

Average Annual Total Returns for Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Vanguard Pennsylvania Tax-Exempt Money Market Fund	0.41%	2.38%	2.18%
Pennsylvania Tax-Exempt Money Market Funds Average	0.15%	1.95%	1.77%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Kathryn T. Allen, Principal of Vanguard. She has managed the Fund since 2003.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums To open and maintain an account To add to an existing account	Investor Shares $3,000 $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Investment Objective

The Fund seeks to provide current income that is exempt from both federal and Pennsylvania personal income taxes. The Fund is intended for Pennsylvania residents only.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.16%	0.10%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.02%
Total Annual Fund Operating Expenses	0.20%	0.12%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$20	$64	$113	$255
Admiral Shares	$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests primarily in high-quality municipal bonds issued by Pennsylvania state and local governments and regional governmental authorities. At least 80% of the Fund’s assets will be invested in securities whose income is exempt from federal and Pennsylvania taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 10 and 25 years.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• State-specific risk, which is the chance that developments in Pennsylvania will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, it is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Pennsylvania municipal market.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is generally high for long-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund, because it invests mainly in bonds that are considered to be of high quality.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.47% (quarter ended September 30, 2009), and the lowest return for a quarter was –2.80% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Pennsylvania Long-Term Tax-Exempt Fund Investor Shares
Return Before Taxes	11.84%	3.57%	5.45%
Return After Taxes on Distributions	11.84	3.55	5.41
Return After Taxes on Distributions and Sale of Fund Shares	9.28	3.69	5.38
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	12.91%	4.32%	5.75%
			Since
			Inception
			(May 14,
	1 Year	5 Years	2001)
Vanguard Pennsylvania Long-Term Tax-Exempt Fund Admiral Shares
Return Before Taxes	11.92%	3.65%	4.79%
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	12.91%	4.32%	5.12%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Marlin G. Brown, Portfolio Manager. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$100,000

To add to an existing account	$100 by check, exchange, wire,
or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

$100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal income tax. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Investing in Tax-Exempt Funds

Taxable Versus Tax-Exempt Funds

Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Funds described in this prospectus are not for everyone; they are intended for residents of the Commonwealth of Pennsylvania only, and are best suited for income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.

To determine whether a state tax-exempt fund—such as one of the Vanguard Pennsylvania Tax-Exempt Funds—makes sense for you, compute the tax-exempt fund’s taxable-equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.

To compute the taxable-equivalent yield:

• First figure out your effective state tax bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state tax bracket. For example, if you are in a 3.07% state tax bracket and a 35% federal tax bracket, your effective state tax bracket would be 2.00% ([100% – 35%] x 3.07%).

• Then, add up your federal tax bracket and effective state tax bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 37.00% (35% + 2.00%).

• Finally, divide the tax-exempt fund’s yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 4% yield, your taxable-equivalent yield would be 6.35% (4% divided by [100% – 37.00%]).

In this example, you would choose the state tax-exempt fund if its taxable-equivalent yield of 6.35% were greater than the yield of a similar, though taxable, investment.

Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets—federal, state, and local (if any)—before calculating taxable-equivalent yields of your own.

There is no guarantee that all of a tax-exempt fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state tax authorities, or noncompliant conduct of a bond issuer.

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

Vanguard Pennsylvania Long-Term Tax-Exempt Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for accounts maintained by financial intermediaries, except in limited circumstances.

The Fund’s separate share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Funds invest mainly in Pennsylvania state and local municipal bonds that provide tax-exempt income. As a result, they are subject to certain risks.

Each Fund is subject to state-specific risk, which is the chance that developments in Pennsylvania will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, it is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Pennsylvania municipal market.

The Pennsylvania Long-Term Tax-Exempt Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of a noncallable bond with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond
	After a 1%	After a 1%	After a 2%	After a 2%
Coupon/Average Maturity	Increase	Decrease	Increase	Decrease
4%/15 years	$895	$1,120	$804	$1,258

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors—bond calls.

The Pennsylvania Long-Term Tax-Exempt Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Call risk is generally negligible for money market securities and high for long-term bond funds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains. Longer-term bonds, like those held by the Pennsylvania Long-Term Tax-Exempt Fund, generally have “call protection,” which is assurance to investors that a bond will not be called for a certain length of time.

Plain Talk About Callable Bonds

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date.
When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.

Security Selection

Each Fund invests mainly in municipal securities issued by Pennsylvania state or local governments, as well as by regional governmental and public financing authorities (and, possibly, by certain U.S. territories). As a matter of fundamental policy, each Fund will normally invest at least 80% of its assets in securities whose income is exempt from federal and Pennsylvania taxes.

The advisor uses a “top down” investment management approach. The advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within each Fund’s targeted duration. (For more information on duration, please see the Glossary of Investment Terms.)

Up to 20% of each Fund’s assets may be invested in securities that are subject to the alternative minimum tax.

Plain Talk About Alternative Minimum Tax

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be considered “tax-preference items” for purposes of the alternative minimum tax (AMT)—a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered “tax-preference items.”

The Pennsylvania Tax-Exempt Money Market Fund invests at least 80% of its assets in a variety of high-quality, short-term Pennsylvania municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with effective maturities of 397 days or less and by maintaining a dollar-weighted average maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

The Pennsylvania Long-Term Tax-Exempt Fund invests at least 75% of its assets in high-grade municipal securities that have been rated in one of the three highest credit-rating categories, as determined by a nationally recognized statistical rating organization (NRSRO) (e.g., Aaa, Aa, and A by Moody’s Investor Service, Inc.). Under normal conditions, no more than 20% of the Fund’s assets may be invested in municipal securities in a medium-grade category, as determined by an NRSRO (e.g., Baa by Moody’s). The remaining 5% may be invested in municipal securities that have lower credit ratings or in municipal securities that are unrated. The Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.

The Pennsylvania Long-Term Tax-Exempt Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average maturity between 10 and 25 years.

As tax-advantaged investments, the Funds are vulnerable to federal and Pennsylvania state tax-law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).

Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be low for the Funds because they invest mainly in securities that are considered to be of high quality.

The Pennsylvania Tax-Exempt Money Market Fund invests primarily in high-quality, short-term Pennsylvania tax-exempt securities. The Pennsylvania Long-Term Tax-Exempt Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. As of November 30, 2009, the Funds’ dollar-weighted average credit qualities were MIG-1, as rated by Moody‘s, for the Pennsylvania Tax-Exempt Money Market Fund and A+, as rated by Standard & Poor‘s, for the Pennsylvania Long-Term Tax-Exempt Fund.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody‘s or
Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor.
The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations.
All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

Each Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

Even though the Funds are nondiversified, they try to minimize credit risk by purchasing a wide selection of Pennsylvania municipal securities. As a result, there is less chance that a Fund will be hurt significantly by a particular bond issuer’s failure to pay either principal or interest.

Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The following summary table is provided to help you distinguish between the Funds and their various risks.

Risks of the Funds
Interest
Fund	Income Risk	Rate Risk	Call Risk	Credit Risk
Money Market	High	Negligible	Negligible	Very Low
Long-Term	Low	High	High	Low

Other Investment Policies and Risks

Besides investing in high-quality municipal securities, each Fund may make other kinds of investments to achieve its objective.

Each Fund may purchase tax-exempt securities on a “when-issued” basis. With “when-issued” securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Pennsylvania Long-Term Tax-Exempt Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

  Add value when these instruments are attractively priced; or
  Adjust sensitivity to changes in interest rates.

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

The Pennsylvania Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor’s opinion, are consistent with the Fund’s objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining its quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund’s shareholders to lose money or receive taxable income.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, other investment companies (including ETFs), or short-term municipal securities issued outside of Pennsylvania—in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of Pennsylvania obligations. By temporarily departing from its normal investment policies, the Fund may distribute income subject to federal and Pennsylvania state personal income tax, and may otherwise fail to achieve its investment objective.

Plain Talk About Cash Investments

For mutual funds that hold cash investments, “cash” does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency.
Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund’s assets in cash investments.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Pennsylvania Long-Term Tax-Exempt Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for this Fund. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for actively managed municipal bond funds was approximately 32%, as reported by Morningstar, Inc., on November 30, 2009.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of the fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of November 30, 2009, Vanguard served as advisor for approximately $1.1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended November 30, 2009, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended May 31.

Vanguard’s Fixed Income Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Christopher W. Alwine, CFA, Principal of Vanguard and head of Vanguard’s Municipal Money Market and Municipal Bond Groups. He has direct oversight responsibility for all tax-exempt bond funds managed by the Fixed Income Group. He has been with Vanguard since 1990, has worked in investment management since 1991, and has managed investment portfolios since 1996. He received his B.B.A. from Temple University and an M.S. from Drexel University.

The managers primarily responsible for the day-to-day management of the Funds are:

Kathryn T. Allen, Principal of Vanguard. She has managed investment portfolios since 1985; has been with Vanguard since 1998; and has managed the Pennsylvania Tax-Exempt Money Market Fund since 2003. Education: B.S., University of Alabama.

Marlin G. Brown, Portfolio Manager. He has worked in investment management for Vanguard since 1996; has managed investment portfolios since 2007; and has managed the Pennsylvania Long-Term Tax-Exempt Fund since 2008. Education: B.S., University of Virginia.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends accrue daily and are distributed monthly; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as “exempt-interest dividends.” Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal and Pennsylvania state income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:

• Distributions of capital gains are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Capital gains distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any short-term capital gains distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

• Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states.

This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund’s tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class (other than for the money market fund) has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The NAV per share for the money market fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash, and the instruments held by a money market fund, are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Vanguard fund share prices are published daily and money market fund yields are available on our website at www.vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Pennsylvania Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2009 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.005 per share from investment income (interest). Shareholders received $0.005 per share in the form of dividend distributions.

The earnings ($0.005 per share) minus the distributions ($0.005 per share)
resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was
0.50% for the year.

As of November 30, 2009, the Fund had approximately $3.3 billion in net assets.
For the year, its expense ratio was 0.17% ($1.70 per $1,000 of net assets), and its net investment income amounted to 0.51% of its average net assets.

Pennsylvania Tax-Exempt Money Market Fund
			Year Ended November 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.005	.024	.036	.033	.022
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.005	.024	.036	.033	.022
Distributions
Dividends from Net Investment Income	(.005)	(.024)	(.036)	(.033)	(.022)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.005)	(.024)	(.036)	(.033)	(.022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[1]	0.50%	2.42%	3.64%	3.31%	2.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,328	$3,867	$4,167	$3,390	$2,952
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.11%[2]	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	0.51%	2.39%	3.57%	3.27%	2.18%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

Pennsylvania Long-Term Tax-Exempt Fund Investor Shares
			Year Ended November 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.18	$11.47	$11.32	$11.53
Investment Operations
Net Investment Income	.456	.483	.505	.513	.520
Net Realized and Unrealized Gain (Loss)
on Investments	.780	(.968)	(.252)	.179	(.165)
Total from Investment Operations	1.236	(.485)	.253	.692	.355
Distributions
Dividends from Net Investment Income	(.456)	(.483)	(.505)	(.513)	(.520)
Distributions from Realized Capital Gains	—	(.022)	(.038)	(.029)	(.045)
Total Distributions	(.456)	(.505)	(.543)	(.542)	(.565)
Net Asset Value, End of Period	$10.97	$10.19	$11.18	$11.47	$11.32
Total Return[1]	12.32%	–4.48%	2.30%	6.30%	3.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$657	$593	$636	$668	$705
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.46%	4.50%	4.55%	4.51%
Turnover Rate	14%	24%	14%	17%	14%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Pennsylvania Long-Term Tax-Exempt Fund Admiral Shares
			Year Ended November 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.18	$11.47	$11.32	$11.53
Investment Operations
Net Investment Income	.464	.491	.513	.522	.528
Net Realized and Unrealized Gain (Loss)
on Investments	.780	(.968)	(.252)	.179	(.165)
Total from Investment Operations	1.244	(.477)	.261	.701	.363
Distributions
Dividends from Net Investment Income	(.464)	(.491)	(.513)	(.522)	(.528)
Distributions from Realized Capital Gains	—	(.022)	(.038)	(.029)	(.045)
Total Distributions	(.464)	(.513)	(.551)	(.551)	(.573)
Net Asset Value, End of Period	$10.97	$10.19	$11.18	$11.47	$11.32
Total Return	12.41%	–4.41%	2.38%	6.37%	3.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,167	$1,815	$1,834	$1,722	$1,577
Ratio of Total Expenses to
Average Net Assets	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.34%	4.53%	4.57%	4.62%	4.58%
Turnover Rate	14%	24%	14%	17%	14%

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see

Additional Information .

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares are not available for:

• SIMPLE IRAs and Section 403(b)(7) custodial accounts;

• Other retirement plan accounts receiving special administrative services from Vanguard; or

• Accounts maintained by financial intermediaries, except in limited circumstances.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can request a conversion online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.

Tenure conversions. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that Fund account balance is at least $50,000, and you are registered with Vanguard.com. You can request a tenure conversion online, by telephone, or by mail.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you’ve established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE

(generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may use your proceeds to purchase new shares of the Fund in which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally will continue earning dividends until the first business day following your trade date. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to request redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to the frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most

Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

• The fund name and account number.

• The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signatures of all registered owners.

• Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of Vanguard.com can view these statements online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, one of the methods established by the IRS and the only method used by Vanguard. You may want to consult a tax professional to determine if a different method is best for you.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) comprehensive reports about Vanguard Pennsylvania Tax-Exempt Funds twice a year, in January and July. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisor.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. For money market funds, a detailed list of the securities held by the Fund as of the end of the most recent month is generally updated approximately 2 business days after the end of the month. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund’s Statement of

Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard Web Vanguard.com 24 hours a day, 7 days a week	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests

Phone Vanguard Tele-Account® 800-662-6273 (ON-BOARD)	For automated fund and account information For exchange transactions (subject to limitations) Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests Business hours only: Monday–Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW) (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions Business hours only: Monday–Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Admiral Services 888-237-9949	For Admiral account information For most Admiral transactions Business hours only: Monday–Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division 888-809-8102	For information and services for large institutional investors Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m., Eastern time
Intermediary Sales Support 800-997-2798

For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m., Eastern time

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
	P.O. Box 1110
	Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
	P.O. Box 2900
	Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
	455 Devon Park Drive
	Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Pennsylvania Tax-Exempt
Money Market Fund
Investor Shares	6/13/1988	No	VangPA	63	92204L203
Pennsylvania Long-Term
Tax-Exempt Fund
Investor Shares	4/7/1986	No	PALT	77	92204L104
Admiral Shares	5/14/2001	No	PALTAdml	577	92204L302

CFA® is a trademark owned by CFA Institute.

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Municipal Bond. A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard Pennsylvania Tax-Exempt Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739 (CREW)

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-4571

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

P077R 032010

PART B

     VANGUARD® CALIFORNIA TAX-FREE FUNDS, VANGUARD FLORIDA TAX-FREE FUNDS, VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS, VANGUARD NEW JERSEY TAX-FREE FUNDS, VANGUARD NEW YORK TAX-FREE FUNDS, VANGUARD OHIO TAX-FREE FUNDS, VANGUARD PENNSYLVANIA TAX-FREE FUNDS

(Also known as the Vanguard State Tax-Exempt Funds) (Individually, a Trust; Collectively, the Trusts)

STATEMENT OF ADDITIONAL INFORMATION - March 29, 2010 (revised April 22, 2010)

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds‘ current prospectuses (dated March 29, 2010; for Vanguard California Tax-Exempt Money Market Fund, Vanguard New Jersey Tax-Exempt Money Market Fund, Vanguard New York Tax-Exempt Money Market Fund, Vanguard Ohio Tax-Exempt Money Market Fund, Vanguard Pennsylvania Tax-Exempt Money Market Fund—Investor Shares, revised April 22, 2010). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds‘ financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: www.vanguard.com TABLE OF CONTENTS

Description of the Trust		B-1
Fundamental Policies		B-3
Investment Strategies and Nonfundamental Policies		B-4
State Risk Factors		B-17
Share Price		B-24
Purchase and Redemption of Shares		B-25
Management of the Funds		B-26
Investment Advisory Services		B-46
Portfolio Transactions		B-48
Proxy Voting Guidelines		B-49
Financial Statements		B-54
Description of Municipal Bond Ratings		B-54
DESCRIPTION OF THE TRUST
The Trusts currently offer the following funds and share classes (identified by ticker symbol):
Share Classes [1]
Fund[2]	Investor	Admiral
Vanguard California Tax-Free Funds
Vanguard California Tax-Exempt Money Market Fund	VCTXX	—
Vanguard California Intermediate-Term Tax-Exempt Fund	VCAIX	VCADX
Vanguard California Long-Term Tax-Exempt Fund	VCITX	VCLAX
Vanguard Florida Tax-Free Funds
Vanguard Florida Long-Term Tax-Exempt Fund	VFLTX	VFLRX
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Massachusetts Tax-Exempt Fund	VMATX	—
Vanguard New Jersey Tax-Free Funds
Vanguard New Jersey Tax-Exempt Money Market Fund	VNJXX	—
Vanguard New Jersey Long-Term Tax-Exempt Fund	VNJTX	VNJUX
Vanguard New York Tax-Free Funds
Vanguard New York Tax-Exempt Money Market Fund	VYFXX	—
Vanguard New York Long-Term Tax-Exempt Fund	VNYTX	VNYUX
Vanguard Ohio Tax-Free Funds
Vanguard Ohio Tax-Exempt Money Market Fund	VOHXX	—
Vanguard Ohio Long-Term Tax-Exempt Fund	VOHIX	—
Vanguard Pennsylvania Tax-Free Funds
Vanguard Pennsylvania Tax-Exempt Money Market Fund	VPTXX	—
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	VPAIX	VPALX

B-1